DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684-5708
Website: secretary of state.biz


ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

               (Pursuant to Nevada Revised Statutes Chapter 92A)
                            (excluding 92A.200(4b))
                              SUBMIT IN DUPLICATE

     1) Name and jurisdiction of organization of each constiutent entity (NRS 92A.200). If there are more than four merging entities, check box /_/ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

Fayber Group, Inc.
---------------------------------
Name of merging entity

Nevada                                          Corporation
---------------------------------               --------------------------
Jurisdiction                                    Entity type


and,

Infinity Capital Group, Inc.
---------------------------------
Name of surviving entity

Maryland                                        Corporation
---------------------------------               --------------------------
Jurisdiction                                    Entity type

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684-5708
Website: secretary of state.biz


ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

     2) Forwarding address where copies of process may be sent to the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

     Attn: Michael A. Littman

     c/o: 7609 Ralston Road
          Arvada, CO  80002


     3) (Choose One)

     /X/ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     /_/ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.190)

     4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box /_/ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

        (a) Owner's approval was not required from

            Fayber Group, Inc.
            ---------------------------------------
            Name of merging entity, if applicable

        and, or;

            Infinity Capital Group, Inc.
            ---------------------------------------
            Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684-5708
Website: secretary of state.biz


ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

        (b) The plan was approved by the required consent of the owners of*:

            Fayber Group, Inc.
            ---------------------------------------
            Name of merging entity, if applicable

        and, or;

            Infinity Capital Group, Inc.
            ---------------------------------------
            Name of surviving entity, if applicable

*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684-5708
Website: secretary of state.biz


ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.


     (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


            ---------------------------------------
            Name of merging entity, if applicable

        and, or;


            ---------------------------------------
            Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684-5708
Website: secretary of state.biz


ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

     5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

         None.

     6) Location of Plan of Merger (check a or b):

          /_/ (a) The entire plan of merger is attached:

        or,

          /X/ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

     7) Effective date (optional)*: ________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684-5708
Website: secretary of state.biz


ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

     8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no nmanagers; A trustee of each Nevada business trust (NRS 92A.230)*

     (If there are more than four merging entities, check box /_/ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

        Fayber Group, Inc.
        __________________________
        Name of merging entity


        /s/Wesley F. Whiting            Secretary/Treasurer     April 26, 2005
        __________________________      _______________         ____________
        Signature                       Title                   Date





        Infinity Capital Group, Inc.
        ___________________________
        Name of surviving entity


        /s/Gregory H. Laborde           President               April 26, 2005
        __________________________      _______________         ____________
        Signature                       Title                   Date


*The articles of merger must be signed by each foreign consituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.